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                                                                    EXHIBIT 10.2

                      SECURITY AND STOCK PLEDGE AGREEMENT

     This Security and Stock Pledge Agreement entered into effective June 25, 2001 between Mark A. Agee (the "Pledgor") and Syntroleum Company, a Delaware Company (the "Company").

     WHEREAS, the Company may extend loans or other credit facilities or financial accommodations (collectively, the "Loans") to or on behalf of the Pledgor from time to time.

     NOW, THEREFORE, to induce the Company to extend the Loans and to secure the Pledgor's obligations (collectively, the "Secured Obligations") with regard thereto and hereunder, and for other good consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor and the Company agree as follows.

     1. As collateral security for the performance of the Secured Obligations, the Pledgor hereby pledges and assigns to the Company, and grants to the Company a valid first-priority security interest in that number of shares of common stock of the Company owned by Pledgor having an aggregate market value equal to or greater than two times Pleadgor's indebtedness, including accrued interest, to the Company under the Loans together with all proceeds and products thereof and dividends and other distributions thereon (whether in cash, additional securities or otherwise), all security entitlements in respect thereof and all proceeds and products thereof and dividends and distributions thereon (whether in cash, additional securities or otherwise) (collectively, the "Collateral"). For the purposes of this Section 1, the aggregate market value of the Collateral shall be determined, on any given day, by reference to the per share closing price of the common stock of Secured Party as reported by the National Market System of the National Association of Securities Dealers. The Pledgor hereby authorizes the Company to enter on the schedule, attached hereto as Exhibit A, appropriate entries evidencing the number of shares of Company Common Stock pledged to the Company from time to time by Pledgor pursuant to this Agreement. The Company shall have full control of the Collateral and any transfer affecting the Collateral is subject to its approval. The Pledgor may substitute Collateral upon the consent of the Company.

     2. The Pledgor represents and warrants to the Company that: (i) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a valid and legally binding obligation of the Pledgor enforceable in accordance with its terms, (iii this Agreement creates a valid first priority lien on and first priority perfected security interest in the Collateral securing the payment of the Secured Obligations, (iii) Pledgor has, and will have upon delivery of any additional Collateral to the Company, title to all of the Collateral, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever ("Liens"), other than Liens created hereunder, and no consent or approval of any person, entity or governmental or regulatory authority, or of any securities exchange, was or is necessary to create or perfect this pledge, (iv) the execution and delivery of this Agreement by the Pledgor and the performance by the Pledgor of its obligations hereunder do not violate or conflict with any law applicable to Pledgor, any provision of its constitutional documents,
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any order or judgment of any court or other agency of government applicable to
Pledgor or any of Pledgor's assets or any contractual restriction binding on or affecting it or any of Pledgor's assets, (v) the information set forth in Exhibit A is true and correct, (vi) no Liens other than in favor of the Company exist upon any of the Collateral, (vii) no Liens against any stock of the Company (as defined in Exhibit A) other than as described in Exhibit A or in favor of the Company are in existence, and (viii) the Pledgor has complied and will comply with all securities laws in connection with its ownership and pledging of the Collateral, including without limitation, Sections 13 and 16 of the Securities Exchange Act of 1934, as amended.

     3. The Pledgor will faithfully preserve and protect the Company's security interest in the Collateral, will defend the Company's right, title, lien and security interest in and to the Collateral against the claims and demands of all persons whomsoever, and will do all such acts and things and execute and deliver all such documents and instruments, including without limitation further pledges, assignments, financing statements and continuation statements, as the Company in its sole discretion may reasonably deem necessary or advisable from time to time in order to preserve, protect and perfect such security interest or to enable the Company to exercise or enforce its rights under this Agreement with respect to any Collateral. The Pledgor hereby authorizes the Company to sign and file financing and continuation statements and Securities and Exchange Commission Form 144's (or similar or replacement forms), without the signature of the Pledgor.

     4. The Pledgor will not permit any Liens other than the Lien created hereby in favor of the Company to exist upon any of the Collateral and will not, without the prior express written consent of the Company, pledge any-shares-of the Company, or any securities or other instruments convertible into or exercisable or exchangeable for shares of the Company, to any person or entity other than the Company.

     5. The Pledgor will not take any action that could in any way limit or adversely affect the ability of the Company to realize upon its rights in the Collateral. In the event the Secured Obligations shall be in default, the Company shall be entitled to exercise all voting powers with respect to the Collateral.

     6. The Pledgor will not, without the prior written consent of the Company, sell or donate any securities of the same class as the securities of the Company included in the Collateral (or convertible into) shares of the Company, or commit any other act which might render the Collateral not readily saleable pursuant to Rule 144 or Rule 145 under the Securities Act of 1933, as amended (the "Securities Act").

     7. The Pledgor agrees to notify the Company immediately of any development or occurrence which to its knowledge would render any of the Collateral not readily saleable under (i) Rules 144 or 145 under the Securities Act, or (ii) any other provisions of the Securities Act.

     8. At any time and from time to time the Company may cause all or any of the Collateral to be transferred to or registered in its name or the name of its nominee or

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nominees or to have security entitlements in respect thereof credited to its or its nominee's securities account with any securities intermediary.

     9. If any of the Secured Obligations shall not be performed when due in accordance with their terms, the Company, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Collateral or any of it may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Company may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption to the fullest extent permitted by law.

     If any of the Collateral is sold by the Company upon credit or for future delivery, the Company shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Company may resell such Collateral. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by the Company.

     10. The Pledgor acknowledges and agrees that the securities forming a part of the Collateral may decline speedily in value and are of a type customarily sold on a recognized market, and, accordingly, no demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any such securities, or any other part of the Collateral which may decline speedily in value or which is of a type customarily sold on a recognized market, except any notice that is required under applicable law and cannot be waived. With respect to any other type of Collateral, the Company shall give the Pledgor at least five business days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Company shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Company may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of all sales of Collateral, public or private, the Pledgor shall pay all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees and all liabilities and advances made or incurred by the Company in connection with each sale or delivery, and after deducting such costs and expenses from the proceeds of sale, the Company shall apply any residue, first, to the payment of the costs and expenses, including legal fees, incurred by the Company in connection with the administration and enforcement of the Secured Obligations and this Agreement and any amounts due to the Company in respect of the Secured Obligations other than principal or interest, second, to the payment of interest owed with regard to the Secured Obligations, and third, to the payment of principal owed with regard to the Secured Obligations. The balance, if any, remaining after payment in full of all such amounts shall be paid to or on the order of the Pledgor, subject to any duty of the Company imposed by law to the holder of any subordinate security interest in the Collateral known to the Company.

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     11.  The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that the Company has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     12. The Company shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

     13. The Company shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. With respect to any maturities, calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any of the Collateral (herein called "events") occurring prior to a default by the Pledgor in respect of any of the Secured Obligations, the Company's duty shall be fully satisfied if (i) the Company exercises reasonable care to ascertain the occurrence, and to give reasonable notice to the Pledgor, of any events applicable to any such securities included in the Collateral which are registered and held in the name of the Company or its nominee or any security entitlements included in the Collateral as to which the Company is the entitlement holder, (ii) the Company gives the Pledgor reasonable notice of the occurrence of any events, of which the Company has received actual knowledge, as to any such securities which are in bearer form or are not registered and held in the name of the Company or its nominee (the Pledgor agreeing to give the Company reasonable notice of the occurrence of any events applicable to any securities in the possession of the Company of which the Pledgor has received knowledge), and (iii) subject to the exercise of its sole discretion (a) the Company endeavors to take such action with respect to any of the events as the Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if the Company determines that the action requested might adversely affect the value of the Collateral as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Company, the Company gives reasonable notice to the Pledgor that any such requested action will not be taken, and if the Company makes such determination or if the Pledgor fails to make such timely request, the Company takes such other action as it deems advisable in the circumstances. Except as hereinabove specifically set forth, and at any time following a default by the Pledgor in respect of any of the Secured Obligations, the Company shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any events and shall not be deemed to assume any such further

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obligation as a result of the establishment by the Company of any internal procedures with respect to any securities in its possession or any security entitlements as to which it is the entitlement holder. The Pledgor releases the Company from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Collateral and/or any actions, taken or omitted to be taken by the Company with respect thereto, and the Pledgor hereby agrees to hold the Company harmless from and with respect to any and all such claims, causes of action and demands.

     14. The Pledgor hereby irrevocably appoints the Company as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same. This power of attorney shall be coupled with an interest and shall survive the death or disability of the Pledgor.

     15. The remedies provided herein in favor of the Company shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Company existing at law or in equity. No delay on the part of the Company in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The pledge of the Collateral hereby shall not in any way preclude or restrict any recourse by the Company against the Pledgor or any other person or entity liable with regard to the Secured Obligations or any other collateral therefor.

     16. Upon the repayment in full of all principal, interest and other amounts that may be payable with regard to the Secured Obligations, the Pledgor shall be entitled to the return of all of the Collateral and of all other property and cash which have not been used or applied toward the payment of such principal, interest and other amounts free and clear of all Liens in favor of the Company or any encumbrances imposed by the Company. Except as aforesaid, the assignment by the Company to the Pledgor of such Collateral and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.

     17. Any waiver, permit, consent or approval of any kind or character on the part of the Company of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

     18. This Agreement may not be assigned by the Pledgor without the prior written consent of the Company, and any purported assignment without such consent shall be void, This Agreement cannot be changed orally and shall bind and inure to the benefit of the Pledgor, and the Company and their permitted successors, assigns, heirs and legal representatives, and all subsequent holders of the Secured Obligations.

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     19.  Any communication, demand or notice to be given under this Agreement shall be (i) delivered in person, (ii) sent via a courier service guaranteeing overnight delivery, (iii) sent via electronic facsimile or (iv) mailed by registered or certified mail (postage prepaid, return receipt requested) to any party to this Agreement at the address specified below, or to any such party at such other address as such party may theretofore have designated in writing and given in like manner to the other party hereto. Any notice delivered to a recipient in person as provided in this paragraph shall be deemed to have been duly given when received by the recipient. Any notice sent via electronic facsimile as provided in this paragraph shall be deemed to have been duly given upon acknowledgment of receipt at the electronic facsimile number specified pursuant to this paragraph for the applicable party. Any notice sent by registered or certified mail or by a guaranteed overnight delivery service as provided in this paragraph shall be deemed to have been duly given when upon receipt of written acknowledgment of delivery to the address specified pursuant to this paragraph for the applicable party.

     20. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     21. The Pledgor agrees to pay the Company on demand all costs and expenses, including legal fees, incurred by the Company in connection with the administration and enforcement of this Agreement, all of which costs and expenses shall form part of the Secured Obligations as provided above. The Pledgor shall reimburse the Company on demand for any transfer taxes, documentary taxes, assessments or charges that are imposed at any time on or in connection with this Agreement and shall indemnify the Company against liability for any such tax (including any interest and penalties).

     22. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OKLAHOMA. THE PLEDGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OKLAHOLMA AND OF ANY OKLAHOMA STATE COURT SITTING IN TULSA, OKLAHOMA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT RECEIVED BY THE COMPANY IN CONNECTION HEREWITH. THE PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE PLEDGOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT RECEIVED BY THE COMPANY IN CONNECTION HEREWITH. THE UNDERSIGNED, IF MORE THAN ONE, SHALL BE JOINTLY AND SEVERALLY LIABLE HEREUNDER.

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     IN WITNESS WHEREOF, the Pledgor and the Company have caused this Agreement to be duly executed as of the day and year first above written.


                              /s/ Mark A. Agee
                              -------------------------------------------
                              Mark A. Agee
                              5535 East 107th
                              Tulsa, Oklahoma 74137

                              SYNTROLEUM CORPORATION
                              1350 South Boulder, Suite 1100
                              Tulsa, Oklahoma 74103

                              By: /s/ Randall M. Thompson
                                  ---------------------------------------
                              Title:  Vice President and Chief Financial
                                      Officer



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